Exhibit 99.1 Investor Day June 11, 2024

Doug DeLieto Vice President, Investor Relations 2

Safe Harbor Forward-looking statements This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions, and are not historical facts and typically are identified by terms such as may, will, should, could, expect, plan, anticipate, believe, estimate, forecast , predict, potential, continue and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations as of the date the statement is first made, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We caution you not to place undue reliance upon any such forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Our business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results on a quarterly and annual basis; our substantial dependence on developing new products and achieving design wins; our dependence on several large customers for a substantial portion of our revenue; a loss of revenue if defense and aerospace contracts are canceled or delayed; our dependence on third parties; risks related to sales through distributors; risks associated with the operation of our manufacturing facilities; business disruptions; poor manufacturing yields; increased inventory risks and costs, due to timing of customers' forecasts; our inability to effectively manage or maintain relationships with chipset suppliers; our ability to continue to innovate in a very competitive industry; underutilization of manufacturing facilities; unfavorable changes in interest rates, pricing of certain precious metals, utility rates and foreign currency exchange rates; our acquisitions, divestitures and other strategic investments failing to achieve financial or strategic objectives; our ability to attract, retain and motivate key employees; warranty claims, product recalls and product liability; changes in our effective tax rate; enactment of international or domestic tax legislation, or changes in regulatory guidance; changes in the favorable tax status of certain of our subsidiaries; risks associated with social, environmental, health and safety regulations, and climate change; risks from international sales and operations; economic regulation in China; changes in government trade policies, including imposition of tariffs and export restrictions; we may not be able to generate sufficient cash to service all of our debt; restrictions imposed by the agreements governing our debt; our reliance on our intellectual property portfolio; claims of infringement of third-party intellectual property rights; security breaches, failed system upgrades or regular maintenance and other similar disruptions to our IT systems; theft, loss or misuse of personal data by or about our employees, customers or third parties; provisions in our governing documents and Delaware law may discourage takeovers and business combinations that our stockholders might consider to be in their best interests; and volatility in the price of our common stock. These and other risks and uncertainties, which are described in more detail under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 30, 2024, and Qorvo’s subsequent reports and statements that we file with the SEC, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. For more information regarding non-GAAP financial measures, see the Supplemental Information on Non-GAAP Financial Measures section included with this presentation. For a reconciliation of GAAP to non-GAAP financial measures, please refer to our earnings releases for the relevant performance periods, available on our Investor Relations website at ir.qorvo.com under Financial Releases, or the Reconciliation of GAAP to non-GAAP Financial Measures section included at the end of this presentation. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 3

Agenda Bob Bruggeworth Strategic Overview 8:30 am President and CEO David Fullwood Customer & Market Segments 8:45 am SVP, Sales and Marketing Frank Stewart Advanced Cellular 9:05 am President of Advanced Cellular Break 9:25 am Philip Chesley High Performance Analog 9:45 am President of High Performance Analog Eric Creviston Connectivity & Sensors 10:05 am President of Connectivity and Sensors Grant Brown Finance & Operations 10:25 am CFO Q&A 10:40 am © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 4

Bob Bruggeworth President and CEO 5

We Are Qorvo Mission: Improve lives by creating a more connected, safe and sustainable planet R&D/Sales Manufacturing/Test 2 224,000 ft 43% $3.8 Billion 6,100 2,313 GHG emission Fab and test clean room FY24 Revenue Global Employees space. Category 1A Trusted Active Patents reduction, FY20- FY24 Foundry in Richardson, TX © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 6

Strong Financial Position

Progress as Qorvo

Revenue and EPS growth since our merger

FY16 Rev: $2.6B
FY24 Rev: $3.8B

FY16 EPS: $4.38
FY24 EPS: $6.21

Expanding opportunity and free cash flow

~$30B
Increased TAM Opportunity

~$5.9B
FCF Generated

Consistently returning cash to shareholders

52.4M
Net Shares Repurchased

35%
Net Shares Repurchased

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© 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information

Financials presented are Non-GAAP

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Compelling Strategic Positioning Serving attractive markets 01 underpinned by secular trends, technology transitions and multiyear upgrade cycles Trusted partner with broad market reach 02 across customers, suppliers and global ecosystems Competing and winning 03 where customers value performance, technology and speed to market Leveraging unique competitive strengths 04 to drive innovation, expand capabilities and grow in new and existing markets Targeted investments 05 in differentiated products, technologies and manufacturing capabilities that deliver customer value © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 8

Complementary Businesses Businesses aligned with markets and supported by core competitive strengths Advanced Cellular Group High Performance Analog Connectivity & Sensors Group Automotive Automotive Consumer Consumer Consumer Mobile Defense & Aerospace Industrial & Enterprise Industrial & Enterprise Mobile Infrastructure Mid to high single-digit growth Double-digit growth Strong double-digit growth Leveraging core competitive strengths across operating segments to deliver RF and power solutions that optimize power, size and performance © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 9

Premier Technology Portfolio Core Competitive Manufacturing Scale & Expertise Strengths Leveraged Across Markets Systems-Level Expertise Trusted Supplier with Broad Market Reach © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 10

Premier Technology Portfolio Thriving at the intersection of process, device, component and packaging Manufacturing Technologies Expertise, scale, quality and reliability Component/Device Engineering Power, performance and size Best-in-class Products Efficiency, throughput and form factor © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 11

Manufacturing Strategy Footprint supports long-term growth while reducing capital intensity Footprint priorities: Generate more Qorvo’s manufacturing strengths are highly differentiated and difficult to replicate revenue leveraging others’ capital Invest in internal manufacturing where it On-shore SAW, BAW, GaAs, GaN differentiates our products • Leading provider to US DoD of GaN/GaAs foundry processes and advanced packaging Leverage others’ capital where foundries • Continue to iterate over multiple generations and OSATs are available • Si, SOI, SiC, SiGe, and GaAs Resilient, cost-effective supply chain • Out-sourced assembly and test (OSAT) Robust network of foundries and OSATs © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 12

Systems-Level Expertise Enabling better performing, smaller, lower power solutions Delivering Systems-Level Solutions Supported by: Addressing advanced integration trends Deep knowledge of customer specifications and architectures Accelerating customer device speed to market Expanding portfolio of products and software enablement Driving enhanced end user experiences Manufacturing expertise across process, Software and machine learning device, component and packaging technologies © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 13

How Qorvo Wins Differentiating across key parameters Customer requirements are consistent across markets: • Performance enhancements • Power savings • Size reduction Size Power Performance © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 14

Trusted Supplier with Broad Market Reach Decades of trust built by technology leadership and award-winning support US Department of Defense Category 1A Trusted Foundry* © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information *US Department of Defense (DoD) Defense Microelectronics Activity (DMEA) 15

•What are your goals for this event? What do you want to make sure investors understand at the conclusion of this event? Multiyear Tailwinds Global Megatrends Connectivity Mobility Sustainability Electrification AI/Datafication AESA Indoor Non-Terrestrial Force sensors, enhanced Ultra- upgrades/retrofits Navigation Networks (NTN) user interfaces Wideband Upgrade Cycles 5G/5G Advanced Matter 5G RedCap Wi-Fi 6/7/8 DOCSIS 4.0 Power efficiency Network bandwidth, New applications, Systems-level solutions, and management speed, latency functional integration AI personal assistants Continuous Drivers Premiumization One-to-many On-shoring New form factors © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 16

Growth and Diversification Strategy Well positioned to accelerate growth across business segments CSG HPA CSG HPA Post-correction Growth in ACG Growth in HPA Growth in CSG Investments in Defense & Automotive ACG largest customer Aerospace and Connectivity, and ACG platforms Power Management Matter & UWB SoCs Grow Topline Drive Diversification Improve Mix and Margin Long-term growth Multiple businesses at $25M-$75M in FY24 Long-term target of CSG and HPA CAGR >10% revenue, each with >$1B TAM opportunity >50% of total revenue © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 17

Today’s Speakers Frank Stewart Bob Bruggeworth David Fullwood President of President and CEO SVP, Sales and Marketing Advanced Cellular 41 Industry Years 25 Industry Years 28 Industry Years Philip Chesley Eric Creviston Grant Brown President of High President of SVP and CFO Performance Analog Connectivity and Sensors 25 Industry Years 28 Industry Years 37 Industry Years © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 18

David Fullwood SVP, Sales and Marketing 19

Diversifying Customer Base Targeted approach to expanding market and customer reach Growing Strategic Accounts 25 customers Expand business into new Strategic $23B SAM product categories Customers Build new strategic accounts in more markets Broadening Customer Base 250 customers Focus Customers $8B SAM Focus to win a subset of high SAM customers Enable broad market expansion >2,500 through reference designs, QSPICE™ customers Broad Market Customers and AI website $7B SAM © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 20

Integrated PADs Ultra-Wideband Enable secure access, indoor Broadest RF portfolio across navigation, locate my devices, all ecosystems contextual user interface Expanding Mobile Wi-Fi FEMs MEMS Force Sensing Footprint Enable high data rate & stable Superior Human Machine in Mobile connectivity for cellular offload Interface (HMI) experience with 3D touch Devices Power Management Addressing Filter Solutions $16B SAM Extend battery life with advanced Enable more & more frequency power conversion architectures bands to pass through fewer antennas Antenna & Impedance Tuners Envelope Tracking Enable small form factors & Enable longer battery life more complex industrial through more efficient transmit designs performance © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 21

Increasing Opportunity in Automotive

Addressing $3B market with broad product portfolio

Connectivity

- LTE FEMs
- 5G FEMs
- Antenna tuners
- APT modulator
- Switches
- eCall switches
- BAW filters
- mmWave
- V2X
- V2X compensator
- GNSS
- SDARS (Satellite radio)
- Wi-Fi FEMs
- Bluetooth®



Network Access
Infotainment
Telematics
Vehicle-to-Everything
Secure Car Access
Passenger Detection
Smart Touch Surfaces
Charging & Motor Control

Ultra-Wideband

- UWB Transceivers
- UWB SoC and Software

Sensors

- MEMS force sensors for any material

Power Solutions

- SiC FETs
- Intelligent Motor Controllers
- Battery Management Systems

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DS Technology-Driven “Land and Expand” Opportunities Driving new opportunities from single point focus customer engagements Ultra- Precise location + Wideband Matter™ & Tool health ® Bluetooth and diagnostics + Motor Low Energy Control & Drive Intelligent, integrated & programmable Superior HMI Sensor solutions + Fusion Tool safety High cell count charging Battery (up to 80 volts) + Management Charging safety © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 23

Enabling Broad Market Customer Success Supercharging Qorvo’s ability to serve increasingly diversified customer base Enabling Solutions Broad-customer Developer • Customer-centered AI-powered website technical support community • Digital tools including QSPICE™ • Reference designs for hardware & software solutions Building Awareness & Loyalty • Targeted marketing campaigns Transformed • Deepening customer relationships AI Powered Customer customer- • Capturing land and expand opportunities Website research centered experience Iterating and Improving • Customer and product feedback drives product innovation flywheel Standard Process, Winning Driving Results Systems & Tools Solutions • Robust website solutions • End-to-end tech support • Accelerated customer journey © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 24

Capturing Land and Expand Opportunities

Multiple channels to grow and diversify customer base

Source » Sales | E-Marketing | QSPICE™ | Qorvo.com

New Customer	Initial Engagement	Expanded Engagement
$4B appliance company	Motor Control	Motor Control Power Management Force Sensing
$3B audio equipment company	Wi-Fi RF	Wi-Fi RF Power Management Force Sensing
Emerging satellite imaging company	Tx RF	Tx RF Rx RF Beamforming
AI/ML robotics company	Motor Control	Motor Control (14 placements) Force Sensing (22 placements)

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Focusing on Attractive and Growing Markets Faster SAM growth driven by expanding technology portfolio and increasing product complexity TAM SAM (In billions) (In billions) $72.7 13.2% 9.0% CAGR CAGR $47.2 $38.3 $20.6 FY24 FY29 FY24 FY29 © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 26

Building on a Strong Foundation to Address New Opportunities Each segment has a “foundation” and “expansion” opportunities SAM by Segment SAM by Segment ($B) (In billions) Foundation Expansion 5.0% 19.3% 20.0% CAGR CAGR CAGR $9.4 $6.9 $5.4 $6.3 $5.3 $ $2 2.0 .0 $1.3 $1.3 $6.0 $5.3 $4.7 $4.4 $4.1 $3.1 FY24 FY29 FY24 FY29 FY24 FY29 ACG HPA CSG Power management UWB/Matter/BLE Expansion Largest customer platforms GaN and advanced packaging Automotive Opportunity New content Beamforming Sensors © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 27

Focusing on Attractive & Growing Markets SAM $B Customer Product 13% CAGR Development Horizon $38B Industrial & % 34 3 – 5 years Enterprise % 23 Automotive 3 - 5 years Defense and % 13 3 - 8 years $21B Aerospace % 0 Infrastructure 2 - 5 years % 14 Other Consumer 1 - 4 years % 8 Smartphone 1 - 3 years FY24 FY29 © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 28

Frank Stewart President of Advanced Cellular 29

ACG at a Glance Driving above-market growth Strong Foundation Leading supplier Broad range of products Premier technology portfolio With Multiple Growth Vectors Expanding addressable market with continuing 5G penetration More and Better RF (Premiumization, AI and 5G Advanced) Investing for growth in largest customer’s programs © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 30

Leading Global Supplier of Cellular RF Solutions SMARTPHONES LAPTOPS TABLETS WEARABLES © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 31

Cellular RF Technology Advancements Continue TAM SAM* (In billions) (In billions) $17.1 3.3% 5.0% $14.6 CAGR CAGR $12.9 $10.1 FY24 FY29 FY24 FY29 5G smartphone unit growth > 10% annually 1.2 billion smartphones sold annually <50% to >75% Android 5G penetration by 2028 *Excludes mmW, HW, 4G and related discretes © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 32 For external sources that report market data on a calendar year basis, the incorporated data has been aligned to the most comparable fiscal year.

•What are your goals for this event? What do you want to make sure investors understand at the conclusion of this event? Multiyear Tailwinds Increasing demand for RF, power and analog solutions Global Megatrends Connectivity Mobility Sustainability Electrification AI/Datafication AESA Indoor Non-Terrestrial Force sensors, enhanced Ultra- upgrades/retrofits Navigation Networks user interfaces Wideband Upgrade Cycles 5G/5G Advanced Matter 5G RedCap Wi-Fi 6/7/8 DOCSIS 4.0 Power efficiency Network bandwidth, Systems level solutions, New applications, AI and management speed, latency functional integration personal assistants Continuous Drivers Premiumization One-to-many On-shoring New form factors © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 33

AI / Personal Assistants Drive Demand for More & Better RF AI Smartphones* More processing, memory & battery Personal More data, lower latency and smaller area Assistants for All Drives need for high-performance RF 43% CY23 CY27 AI Enabled Smartphones © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information *Source: Counterpoint Research, Global GenAI Smartphone Shipment Forecast 34

Premiumization Drives Demand for More & Better RF


Entry 5G Smartphone
Discrete components, simple modules
~3 Antenna tuners
<20 Bands
~$5 average RF content


Flagship 5G Smartphone
>10 Integrated RF modules
10+ Antenna tuners
>50 Bands
>$25 average RF content

© 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information

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Advanced Cellular Product Portfolio Premier Technology Portfolio UHB (Ultra High Band) PAD MHB PAD BAW SAW LB PAD GaAs HBT TxDSM (Secondary Transmit) Silicon / SOI Antenna Tuners MEMS High-Performance Filters High density packaging RF PMIC Systems-level expertise © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 36

Driving Growth Through 5G Cycle Unlocking 5G’s full potential; Laying the groundwork for 6G Release 15 Release 17 Release 19 Q2 2018 Q1 2022 Future 3GPP 3GPP 5G 6G Standards Standards Release 16 Release 18 Release 20 Q3 2020 Q4 2023 Future Advanced © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 37

5G Advanced Expands RF Content Improved user experience driving need for more and better RF NTN (SOS) UL MIMO* – UHB New function / Higher power Additional module UL MIMO* – M/H bands NTN (Voice & Data) Upgraded module New function / Higher power UL/DL MIMO* – LB Additional module 6 GHz Licensed / Unlicensed PC2** for Mid-bands New / Upgraded modules Upgraded module 12-13 GHz band(s) New modules *Multiple Input Multiple Output **Power Class 2 © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 38

Content Integration: Flagship Smartphones

MHB PAD integrating MHB DRx content





MHB PAD
MHB DRx

PCB area: 86mm²



Qorvo MHB + DRx
Integrates ~2x the BAW filter content in a smaller footprint than existing main path-only, mid-/high-band PAD architectures
MBPA
HBPA
Antenna Switch
Low Noise Amplifier
Control
Distribution Switches

PCB area: 56mm² (~35% space savings)

QM77178 MHB+DRx Front

QM77178 MHB+DRx Back

Qorvo BAW | Qorvo LRT SAW | Qorvo GaAs | SOI | CMOS

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Content Integration: Mass Market Smartphones MHB PAD integrating LB PAD content Qorvo MHB+LB Qorvo BAW Qorvo LRT SAW 2 PCB area: 101.5mm CMOS Qorvo GaAs SOI QM77051 LMH PAD © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 40

More & Better RF T Antenna Tuners RF environment tougher in new form factors T T T T T T T T T T T T RF PMIC T T T MHB PAD LB PAD Increase in Antenna >40% Antenna Tuners Tuners in foldable phones © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 41

Strategic RF Supplier to All Major Smartphone OEMs Increasing Increasing Performance Performance High scale manufacturing expertise Consistently best-in-class products Trusted innovator since 2G Technology Architecture and roadmap influence Innovation Systems-level capability and integration Increasing Increasing Content Performance © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 42

Advanced Cellular Driving above-market growth through content gains SAM (In billions) Expansion Opportunities Foundation Expansion Expanding addressable market with continuing 5G penetration 5.0% More and Better RF (Premiumization, AI and 5G Advanced) CAGR $6.9 Investing for growth within largest customer programs $5.3 $5.4 Strong Foundation $6.0 Leading, trusted supplier $4.7 Broad range of products Premier technology portfolio and systems-level expertise FY24 FY29 Revenue Growth Target: Mid-to-High Single Digits © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 43

BREAK Qorvo’s 2024 Investor Day will resume shortly © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 44

Philip Chesley President of High Performance Analog 45

HPA at a Glance Diversified supplier of market leading analog, RF and power solutions Strong Foundation Robust technology portfolio spanning digital motor control, power management, SiC Power, RF GaN and GaAs, silicon SOI design Broad market exposure – automotive, consumer, D&A, industrial & enterprise, and infrastructure Trusted foundry to US DOD since 2008 With Multiple Growth Vectors Leveraging leadership position to expand addressable market Supporting integration trends and systems-level solutions with advanced packaging and process technologies Scaling capabilities in automotive, consumer, D&A, industrial & enterprise, and infrastructure markets © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 46

SAM Growth Outpacing TAM Growth TAM SAM (In billions) (In billions) $33.0 11.5% 19.3% CAGR CAGR $19.1 $14.7 $6.1 FY24 FY29 FY24 FY29 Increasing market focus on performance, Broad market exposure spanning automotive, consumer, efficiency and integrated solutions D&A, industrial & enterprise, and infrastructure High growth segments of large established Power content growth outpacing market growth in markets and new high-growth markets consumer and industrial & enterprise © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 47

•What are your goals for this event? What do you want to make sure investors understand at the conclusion of this event? Multiyear Tailwinds Global Megatrends Connectivity Mobility Sustainability Electrification AI/Datafication AESA Indoor Non-Terrestrial Force sensors, enhanced Ultra- upgrades/retrofits Navigation Networks user interfaces Wideband Upgrade Cycles 5G/5G Advanced Matter 5G RedCap Wi-Fi 6/7/8 DOCSIS 4.0 Power efficiency Network bandwidth, Systems level solutions, New applications, AI and management speed, latency functional integration personal assistants Continuous Drivers Premiumization One-to-many On-shoring New form factors © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 48

Diversifying Technologies and Markets Leading in high-growth segments, targeting new growth vectors Motor control Battery management Standard products Industrial & systems Advanced packaging Enterprise Data center power and foundry services Defense & Renewable energy Integrated solutions for Aerospace radar, EW, comms and DC-DC converters aerospace applications On-board chargers Automotive Motor control EV charging Cellular base station Infrastructure PMICs for smartphones, Broadband cable and wearables Consumer Client SSDs Power & garden tools Leveraging unique IP to supply leading customers differentiated discrete and system solutions © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 49

Capturing Growth Through: Leveraging market-leading Expanding analog, RF, and power technologies and building out Portfolio Positioned to systems-level solutions portfolio deliver long-term diversified growth Expanding base of strategic Expanding Markets and focus customers in targeted high-growth segments and Customer Base and broad markets Strong double-digit revenue CAGR More markets, more through 2029 Expanding customers, more applications, higher Opportunities levels of integration © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 50

D&A: AESA Radar Drives Huge Multiplier Effect 1000s to 10K + Tx/Rx elements per AESA radar Qorvo Opportunities RF amplifiers, PMICs and Active Electronically Scanned Array switches, control ICs Simultaneous multi-beam operation at multiple frequencies limiters, filters Electronically scanned Edge Faster multi-target tracking Compute/ML RF FEMs Better SWAP-C, reliability Integrated Beamforming ICs Replaces Tx/Rx SiP Mechanically scanned radar (in development) Single aperture IF/RF converters Single/few frequencies Single point of failure AESA upgrades underway for air, land, ship and space-based systems © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 51

Beamformer IC (BFIC) FEMs Expanding Qorvo Content in AESA Broadening capabilities to address more discrete and integrated solutions Path to 10x CURRENT FUTURE size reduction Currently selling On-shore packaging solutions discrete placements enable AESA SiP integration Sub-Array FEMs + BFIC + PMIC PMIC + Control Control Active Electronically Scanned Array (AESA) Customer Qorvo System- Module In-Package (SiP) Driving innovation in heterogeneous integration, advanced packaging, embedded control & edge compute/ML © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 52

D&A: “One-to-Many” Drives Volume of Systems Few, large systems to many highly capable networked systems Centralized operations, Distributed operations conducted by few, large systems many smaller networked systems Drives increased need for Volume Capability Smaller form factor 1: N Connectivity Expandability Qorvo enables next generation solutions and modernizes legacy systems © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 53

Expanding Content in LEO Networks Enabling internet connectivity around the globe Qorvo Advantage Leveraging broad defense product portfolio into commercial networks Long term provider of GaN, GaAs products and expanding Si product portfolio with Anokiwave acquisition Foundational products in spacecraft and expanding into ground terminals Ground Terminal Thousands of dollars of Qorvo content in each satellite of the two leading LEO constellations © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 54

Broadband Well Positioned to Today: Defend Through: • Leading provider of amplifiers • Market leading portfolio enabling DOCSIS 4.0 configurability and modules for broadband Infrastructure: cable access • Continue performance gains and differentiation to maintain leadership position Broadband and Base Station Safeguarding leadership positions through Base Station continued innovation Well Positioned to Today: Defend Through: • Leading in small signal BTS• Expand customer base through collaborative partnerships • Executing through industry headwinds masking growth across • Serve more of the BOM through HPA product and solution expansion © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 55

Power Management Solutions for Diverse Markets

Qorvo's unique power management IP blocks enable SAM expansion

Multi-Channel ICs (PMICs)
- Highly-integrated and configurable PMICs
- Buck, boost, and buck-boost
- Advanced architectures for mobile power

Power Loss Protection
- Integrated high-voltage PLP with PMIC
- Autonomous Health Check
- Configurable Power Loss Detect

RF Power Management
- Auto-bias and negative voltage for RF GaN
- DC-DC for noise sensitive RF applications

DC/DC Regulators
- Discrete Point-of-Loads
- Buck, boost, and buck-boost

Battery Management
- One-chip ARM MCU + 20-cell BMS
- Advanced fuel gauge IP in development
- Power Bank Solutions

Intelligent Motor Control
- Leader in brushless 3-phase motor drive
- Full suite of advanced control algorithms
- One-chip MCU + 3-phase driver portfolio
- 40 V to 600V

Qorvo
Power Management | QSPICE™

- Industrial & Enterprise
- Consumer/ Mobile
- Automotive
- Defense & Aerospace
- Broad Markets

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Expanding Opportunities: Industrial & Enterprise Battery Management Solutions (BMS) for portable brushless motor applications Integrating high-voltage analog, ARM processors and advanced algorithms in single-chip solutions Adding embedded ML and other smart power management techniques Leveraging motor control market position to address the adjacent BMS socket Brushless Cell balancing & Motor Drive protection in Li-ion pack New BMS expands SAM in key markets The majority of portable DC brushless motors are powered by rechargeable batteries © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 57

Expanding Opportunities: Consumer Configurable PMICs enable rapid product development across multiple generations Two PMICs manage power for 31 voltage supply lines in latest GoPro models © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 58

Expanding Opportunities: Consumer Leverage smartphone RF PMIC expertise, customer relationships and PMIC IP Qorvo RF PMIC Qorvo RF PMIC Opportunities Multiple power management placements in smartphones and wearables © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 59

Expanding Opportunities: Automotive Increasing content with Qorvo’s SiC power and power management solutions On-board charging Intelligent motor controllers Power management for connectivity systems Battery management systems DC-DC converters © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 60

High Performance Analog Growing SAM faster than TAM in diversified, high-growth segments SAM (In billions) Expansion Opportunities Foundation Expansion Scaling capabilities in automotive, consumer, D&A, industrial & enterprise, and infrastructure markets 19.3% Supporting integration trends and systems-level solutions CAGR $9.4 Continue to invest to strengthen portfolio of diversified solutions $ $2 2.0 .0 Strong Foundation $5.3 $4.1 Leading, trusted supplier Broad range of products FY24 FY29 Premier technology portfolio and systems level expertise Revenue Growth Target: Double-digit © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 61

Eric Creviston President of Connectivity & Sensors Group 62

CSG at a Glance Accelerate & diversify growth – expand to broad market solutions provider Strong Foundation Broad market exposure – mobile, industrial & enterprise, automotive and consumer Attractive scale and Tier 1 intimacy Recognized leadership in RF expertise and quality With Multiple Growth Vectors Investing in high potential technologies – Matter, BLE, Thread, Wi-Fi, UWB, sensors Leveraging strong foundation to expand addressable market Expand portfolio and reach into broad markets as technology adoption proliferates © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 63

SAM Growth Outpacing TAM Growth TAM SAM (In billions) (In billions) $22.7 20% 11% CAGR CAGR $13.5 $10.7 $4.3 FY23 FY29 FY23 FY29 Ad Adopt optioio n o n o f CS f g G re disr enf up ie tiv ld et te ec ch hn no ol loogi gies es lik ou e UWB tpac & ing Broad market exposure – mobile, Sensors outpace underlying market growth rate growth of underlying markets consumer, automotive and industrial & enterprise Market reach expansion unlocks untapped growth Increasing content in established markets Expanding product portfolio unlocks growth opportunities across segments and customer tiers and emerging market segments opportunities across segments and customers © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 64

•What are your goals for this event? What do you want to make sure investors understand at the conclusion of this event? Multiyear Tailwinds Increasing demand for RF, power and analog solutions Global Megatrends Connectivity Mobility Sustainability Electrification AI/Datafication AESA Indoor Non-Terrestrial Force sensors, enhanced Ultra- upgrades/retrofits Navigation Networks user interfaces Wideband Upgrade Cycles 5G/5G Advanced Matter 5G RedCap Wi-Fi 6/7/8 DOCSIS 4.0 Power efficiency Network bandwidth, Systems level solutions, New applications, AI and management speed, latency functional integration personal assistants Continuous Drivers Premiumization One-to-many On-shoring New form factors © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 65

Capturing Market Evolution and Disruptions Investing in a comprehensive and differentiated portfolio for the short & long term Mobile Consumer User interfaces 8K video, gaming, VR The “true” smart home Secure transactions Context awareness and location Data speed & reliability V2X Automotive Industrial & Enterprise Safety Harsh environments Smart cockpit Location & navigation Secure car access Operational efficiencies © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 66

Connectivity and Sensors Accelerate & diversify growth – Expand to broad market solutions provider Foundation Investments Expansion Technology Force Sensing Portfolio Markets Focus Broad Customers Customers Markets © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 67

Mobile & Consumer Markets Enabling true innovation with our customers What we enable • Secure transactions • Context awareness • High performance wireless network • Sleek industrial designs Our strengths • Unique access to Mobile OEMs and their ecosystems • Technology portfolio • Capability to quickly scale new & disruptive technologies Achievements • Leaders in Android mobile Wi-Fi & wireless access points • UWB designs in smartphones, wearables, speakers • Force sensor designs in laptops, smartphones, wearables © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 68

Delivering More Intuitive User Experiences From context awareness to transforming the human machine interface Our unique core technologies + MEMS Force Sensing + ASIC + SoCs Ultra- + Embedded software Wideband + Android integration How our customers leverage our technologies Force Sensing UWB • Replace mechanical buttons• Location-based interactions • Make any surface interactive• Secure communication • Enable reliable and sleek • Presence, gesture detection industrial designs Achievements • From three startups to scale in three years • Three generations of UWB in Android phones • Design in Asus laptop trackpad © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 69

Automotive Market

A proven, dependable and innovative partner

Strong foundation

Telematics & Infotainment

Wi-Fi modules,
Safety: eCall, V2X

Network Access Device

5G FEMs, Switches



Expansion opportunities

Smart Antennas

SDARS (satellite radio),
Antenna tuners

Passenger Detection

Passenger monitoring,
In-cabin micro-location

Secure Access

Keyless entry,
Digital key fob

Digital Cockpit

“Button free” fully configurable interiors

qorvo
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| 70

Bringing Security, Safety & Convenience From secure car access to child presence detection Our unique core technologies + Antennas + SoCs Ultra- + Embedded software Wideband + Custom algorithms How our customers leverage our technologies • End-to-end solution; from antenna to application • Car to Mobile interoperability expertise • Customizable open platform Achievements • From startup to automotive grade chip in two years • Won largest UWB car access platform • Expanding footprint within >$2B opportunity © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 71

Industrial & Enterprise Market Unleashing the digital transformation What we enable • Digital twins that drive operational efficiencies • Virtual fences that improve workers safety • Enabling turn by turn indoor navigation Our strengths • Pioneers in real time location technology • Robust RF solutions that work in harsh environments • Portfolio: sense, compute, connect, power management Achievements • >90% Market share in Industrial UWB location services • Deployed in factories, logistics centers, enterprise APs © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 72

The Value of Indoor Navigation Redefining “navigation” Our unique core technologies + Antennas Ultra- + SoCs Wideband + Embedded software + Deployment tools How our customers leverage our technologies • Navigation & location services • Anti-theft / virtual fences • Targeted marketing • Building mapping • Retail analytics How we help our customers • Customizable open platform • End-to-end solution; from antenna to application • Standard compliant protocol • Infrastructure to Mobile • Network of design and interoperability expertise solutions partners Achievements • Designed UWB in Enterprise Wi-Fi Access Points • Deployed in retail locations, entertainment venues © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 73

Becoming a Broad Market Leader - One Step at a Time Foundation in place – scaling and expansion underway Establish broad market leadership FUTURE Targeting Strong • Portfolio of market specific solutions Double-digit • Low-touch model from online presence to channel Revenue Growth Expand and drive synergies • Leverage portfolio and expertise to build full solutions & cross sell • Secure key design wins across Automotive, Enterprise, Consumer PRESENT• On track to support strategic growth and diversification initiatives Scale our teams and portfolio • Team of 400 engineers from SoCs to SW and applications • First UWB SoC – 22nm Matter platform – Force+Ultrasonic sensor • First major Automotive UWB win; Force Trackpad wins; Second UWB Mobile OEM win Acquire and Build the Foundation PAST • Assemble the team through acquisitions and organic growth • First UWB Mobile design win; First Automotive Force Sensing design win © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 74

Connectivity and Sensors Expanding to broad market solutions provider SAM (In billions) Expansion Opportunities Foundation Expansion Investing in high potential technologies Expanding addressable market through product and 20% customer diversification $6.3 CAGR Expanding portfolio and reach into broad markets, driving technology adoption $1.3 $1.3 Strong Foundation $4.4 $3.1 Leading, trusted supplier Broad range of products FY24 FY29 Premier technology portfolio and systems-level expertise Revenue Growth Target: Strong double-digit © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 75

Grant Brown SVP and CFO 76

History of Financial Growth Track record of topline growth and focus on free cash flow Revenue Free Cash Flow (In billions) (In billions) $3.8 $0.7 +45% +90% $2.6 $0.4 FY16 FY24 FY16 FY24 © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 77 Financials presented are Non-GAAP

Demonstrated Financial Resiliency Weathered inventory correction while remaining free cash flow positive Revenue Free Cash Flow (In billions) (In millions) $467 $4.6 $4.0 $230 $220 $3.8 $203 $170 $3.6 $64 $31 $5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY21 FY22 FY23 FY24 FY23 FY24 © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 78 Financials presented are Non-GAAP

Growth and Diversification Strategy Well positioned to accelerate growth across business segments CSG HPA CSG HPA Post-correction Growth in ACG Growth in HPA Growth in CSG Investments in Defense & Automotive ACG largest customer Aerospace and Connectivity, and ACG platforms Power Management Matter & UWB SoCs Grow Topline Drive Diversification Improve Mix and Margin Long-term growth Multiple businesses at $25M-$75M in FY24 Long-term target of CSG and HPA CAGR >10% revenue, each with >$1B TAM opportunity >50% of total revenue © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 79

Reducing Capital Intensity Technology and process advances improve wafer efficiency and reduce cost CapEx as a % of Sales Business Mix & Factory Consolidation & OSAT partnerships Acquisitions Existing Capital New Capital TX FL HPA CSG Beijing & Dezhou Wafer Diameter Wafer Yield % % Product Design Die Size mm2 mm2 Time © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 80 Financials presented are Non-GAAP External Internal Production Production

50%+ Gross Margin Optimization Path back to 50% driven by Utilization manufacturing efficiencies, mix and utilization Optimized factory Normalization footprint Diversified Efficiency gains with business mix OSAT partners Broadened Increasing utilization 44.5% Channel inventory customer base and loadings cleared Reducing gross margin Product mix and High-cost internal variability by lowering portfolio alignment inventory reduced capital intensity Normalized factory loadings © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 81 Financials presented are Non-GAAP

Operating Expenses

Commitment to R&D sustains technology leadership

Investing to Sustain Competitive Advantage & Technology Leadership


R&D
~67%
Operating
Expenses
FY16 - FY24
SG&A
~33%

R&D Investments Aligned to Customer Roadmaps


$
$
$
$
Today
Year 1
Year 2
Year 3

Close customer partnerships provides up to **3 years** of product development visibility qorvo
© 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information
Financials presented are Non-GAAP | 82

Transforming Our Core Systems Investing to support growth, profitability, and efficiency Targeted Transformation Areas Investment will drive multi-year benefits beyond initial investment Driving Operational Digitization of our $100 Excellence Organization Technology and Optimize data model to process advances facilitate business activities, accelerate Scalable and cost-effective, decision-making cloud-based solutions $0 Unlock data availability Production planning & with curated data lake demand forecasting and enhanced reporting Illustrative Cost / Benefit ( ($100) $100) FY25 FY26 FY27 FY28 Run Rate Growth Profitability Efficiency Investment Resulting Financial Benefit From Investment © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 83 Financials presented are Non-GAAP

Target Model Operating model defined by growth, profitability and business mix ACG HPA CSG Qorvo Strong Revenue Mid-to-high Double > 10% Growth % Double Digits Single Digits Digits Collective benefit from lower capital intensity, factory Gross efficiencies, yield improvements, process advancements, > 50% Margin % economies of scale and diversification Operating Mid 30’s Mid 30’s High 20’s 30% – 35% Margin % © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 84 Financials presented are Non-GAAP

Sustaining Growth & Returning Capital Balanced capital allocation including ongoing commitment to share repurchase Net Cumulative Shares Repurchased CapEx 80M 40% 16% Share 35% Repurchase 41% 60M 30% M&A 11% 25% 40M 20% $14B Cash Deployed 15% FY16 – FY24 20M 10% 5% 0M 0% R&D FY15 / FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY16 32% Net Cumulative Shares Repurchased Net Cumulative % of Shares Repurchased © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 85 R&D presented is Non-GAAP; other financial metrics presented are GAAP

Reducing Leverage Low coupon, fixed rate debt; dedicated to investment grade credit profile Long Term Notes Debt Rating 4.375% A3 A- A- Fixed 3.375% Baa1 BBB+ BBB+ Fixed Short Term Investment Notes Grade Baa2 BBB BBB 1.75% Fixed Baa3 BBB- BBB- $850M $700M $440M Ba1* BB+ BB+ Non-Investment Grade Ba2 BB BB FY24 FY25 FY26 FY27 FY28 FY29 FY30 FY31 * Upgraded to Positive Outlook in May of 2024. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 86

Compelling Investment Thesis Thriving on ever-increasing complexity 01 Strong tailwinds within large addressable markets 02 Broadly applicable core competitive strengths and leading technology portfolio 03 Expanding breadth across markets, customers and product categories OpEx discipline and decreasing capital intensity / demand-driven CapEx 04 05 Investing for growth and diversification while upgrading core enterprise systems 06 Achievable revenue targets supporting sustainable EPS growth © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 87

Q&A © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 88

Important Supplemental Information © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 89

Investor Day Presentation Supplemental information on Non-GAAP financial measures In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains some or all of the following non-GAAP financial measures: (i) non-GAAP revenue, (ii) non-GAAP gross margin, (iii) non-GAAP operating margin, (iv) non- GAAP operating expenses (research and development; selling, general and administrative), (v) non-GAAP net income per diluted share, (vi) free cash flow, (vii) non- GAAP return on invested capital (ROIC), and (viii) net debt. Each of these non-GAAP financial measures is either adjusted from GAAP results to exclude certain expenses or derived from multiple GAAP measures, as described below. For a reconciliation of GAAP to non-GAAP financial measures, please refer to our earnings releases for the relevant performance periods, available on our Investor Relations website at ir.qorvo.com under Financial Releases, or the Reconciliation of GAAP to non- GAAP Financial Measures section included at the end of this presentation. In managing Qorvo's business on a consolidated basis, management develops an annual operating plan, which is approved by our Board of Directors, using non- GAAP financial measures. In developing and monitoring performance against this plan, management considers the actual or potential impacts on these non-GAAP financial measures from actions taken to reduce costs with the goal of increasing gross margin and operating margin. In addition, management relies upon these non-GAAP financial measures to assess whether research and development efforts are at an appropriate level, and when making decisions about product spending, administrative budgets, and other operating expenses. Also, we believe that non-GAAP financial measures provide useful supplemental information to investors and enable investors to analyze the results of operations in the same way as management. We have chosen to provide this supplemental information to enable investors to perform additional comparisons of our operating results, to assess our liquidity and capital position and to analyze financial performance excluding the effect of expenses unrelated to operations, and stock-based compensation expense, which may obscure trends in Qorvo's underlying performance. We believe that these non-GAAP financial measures offer an additional view of Qorvo's operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures where necessary, provide a more complete understanding of Qorvo's results of operations and the factors and trends affecting Qorvo's business. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 90

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Our rationale for using these non-GAAP financial measures, as well as their impact on the presentation of Qorvo's operations, are outlined below: Non-GAAP revenue. Non-GAAP revenue (for fiscal 2016) excludes non-cash deferred royalty revenue. We believe that the exclusion of this non-cash adjustment to revenue provides management and investors a more effective means of evaluating our historical and projected performance. Non-GAAP gross margin. Non-GAAP gross margin excludes amortization of intangible assets, stock-based compensation expense, restructuring-related charges, acquisition and integration-related costs and certain other expenses. We believe that exclusion of these costs in presenting non-GAAP gross margin facilitates a useful evaluation of our historical performance and projected costs and the potential for realizing cost efficiencies. We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, and customer relationships, as items arising from pre-acquisition activities, determined at the time of an acquisition, rather than ongoing costs of operating Qorvo’s business. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangible assets is a static expense, which is not typically affected by operations during any particular period. Although we exclude the amortization of purchased intangible assets from these non-GAAP financial measures, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase price accounting and contribute to revenue generation. We believe that presentation of non-GAAP gross margin and other non-GAAP financial measures that exclude the impact of stock- based compensation expense assists management and investors in evaluating the period-over-period performance of Qorvo's ongoing operations because (i) the expenses are non-cash in nature, and (ii) although the size of the grants is within our control, the amount of expense varies depending on factors such as short-term fluctuations in stock price volatility and prevailing interest rates, which can be unrelated to the operational performance of Qorvo during the period in which the expense is incurred and generally are outside the control of management. Moreover, we believe that the exclusion of stock-based compensation expense in presenting non-GAAP gross margin and other non-GAAP financial measures is useful to investors to understand the impact of the expensing of stock-based compensation to Qorvo's gross margins and other financial measures in comparison to prior periods. We also believe that the adjustments to profit and margin related to restructuring-related charges and acquisition and integration-related costs do not constitute part of Qorvo's ongoing operations and therefore the exclusion of these items provides management and investors with better visibility into the actual costs required to generate revenues over time and facilitates a useful evaluation of our historical and projected performance. We believe disclosure of non-GAAP gross margin has economic substance because the excluded expenses do not represent continuing cash expenditures and, as described above, we have little control over the timing and amount of the expenses in question. Non-GAAP gross margin also excludes net adjustments related to a long-term capacity reservation agreement as we believe these net adjustments are not reflective of the performance of our ongoing business. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 91

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Non-GAAP operating expenses and operating margin. Non-GAAP operating expenses and operating margin exclude stock-based compensation expense, amortization of intangible assets, acquisition and integration-related costs, goodwill impairment, restructuring-related charges, net adjustments related to a long- term capacity reservation agreement, gain or loss on disposal of business and assets and certain other expenses or income. We believe that presentation of a measure of operating expenses and operating margin that excludes amortization of intangible assets and stock-based compensation expense is useful to both management and investors for the same reasons as described above with respect to our use of non-GAAP gross margin. We believe that acquisition and integration- related costs, goodwill impairment, restructuring-related charges, net adjustments related to a long-term capacity reservation agreement, gain or loss on disposal of business and assets and certain other expenses or income do not constitute part of Qorvo's ongoing operations and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time and facilitates a useful evaluation of our historical and projected performance. We believe disclosure of non-GAAP operating expenses and operating margin has economic substance because the excluded expenses are either unrelated to ongoing operations or do not represent current cash expenditures. Non-GAAP net income per diluted share. Non-GAAP net income per diluted share excludes the effects of stock-based compensation expense, amortization of intangible assets, acquisition and integration-related costs, goodwill impairment, restructuring-related charges, net adjustments related to a long-term capacity reservation agreement, gain or loss on disposal of business and assets, start-up costs, certain other expenses or income, gain or loss on investments, and also reflect an adjustment of income taxes. The income tax adjustment primarily represents the use of research and development tax credit carryforwards, deferred tax expense or benefit items not affecting taxes payable, adjustments related to the deemed and actual repatriation of historical foreign earnings, non-cash expense or benefit related to uncertain tax positions and other items unrelated to the current fiscal year or that are not indicative of our ongoing business operations. We believe that presentation of measures of net income per diluted share that exclude these items is useful to both management and investors for the reasons described above with respect to non-GAAP gross margin and non-GAAP operating expenses and operating margin. We believe disclosure of non-GAAP net income per diluted share has economic substance because the excluded expenses are either unrelated to ongoing operations or do not represent current cash expenditures. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 92

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Free cash flow. Qorvo defines free cash flow as net cash provided by operating activities during the period minus property and equipment expenditures made during the period, and free cash flow margin is calculated as free cash flow as a percentage of revenue. We use free cash flow as a supplemental financial measure in our evaluation of liquidity and financial strength. Management believes that this measure is useful as an indicator of our ability to service our debt, meet other payment obligations and make strategic investments. Free cash flow should be considered in addition to, rather than as a substitute for, net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statement of cash flows. Non-GAAP ROIC. Return on invested capital (ROIC) is a non-GAAP financial measure that management believes provides useful supplemental information for management and the investor by measuring the effectiveness of our operations' use of invested capital to generate profits. We use ROIC to track how much value we are creating for our shareholders. Non-GAAP ROIC is calculated by dividing annualized non-GAAP operating income, net of an adjustment for income taxes (as described above), by average invested capital. Average invested capital is calculated by subtracting the average of the beginning balance and the ending balance of equity plus net debt, less certain goodwill. Net debt. Net debt is defined as unrestricted cash, cash equivalents and short-term investments minus any borrowings under our credit facility and the principal balance of our senior unsecured notes. Management believes that net debt provides useful information regarding the level of Qorvo's indebtedness by reflecting cash and investments that could be used to repay debt. Forward-looking non-GAAP financial measures. This presentation contains forward-looking measures including gross margin and operating margin. We provide these non-GAAP measures to investors on a prospective basis for the same reasons (set forth above) that we provide them to investors on a historical basis. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP measures, such as stock-based compensation, amortization of intangible assets, acquisition and integration-related costs, restructuring-related charges, gain or loss on disposal of business and assets and goodwill impairment, which could have a potentially significant impact on our future GAAP results. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 93

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Limitations of non-GAAP financial measures. The primary material limitations associated with the use of non-GAAP financial measures as an analytical tool compared to the most directly comparable GAAP financial measures are these non-GAAP financial measures (i) may not be comparable to similarly titled measures used by other companies in our industry, and (ii) exclude financial information that some may consider important in evaluating our performance, thus limiting their usefulness as a comparative tool. We compensate for these limitations by providing full disclosure of the differences between these non-GAAP financial measures and the corresponding GAAP financial measures, including a reconciliation of the non-GAAP financial measures to the corresponding GAAP financial measures in our earnings releases, to enable investors to perform their own analysis of our gross margin, operating expenses, operating margin, net income per diluted share and net cash provided by operating activities. © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 94

Investor Day Presentation Reconciliation of GAAP to non-GAAP Financial Measures (In thousands, except per share data) © 2024 Qorvo US, Inc. | Qorvo Confidential & Proprietary Information 95